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Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE – REGION 3

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 10/01/01-10/31/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	11/16/01 Date
BARRY GOLD Printed Name of Authorized Individual	CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys, Inc.	Case No. 01-00706 (MFW)

Attachment to Monthly Operating Report (MOR cover page):

    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not applicable.

In re: eToys, Inc.	Case No. 01-00706 MFW Reporting Period 10/01/01-10/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

    Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

	Pre-petition 5300152165	DIP General 2180039271	Payroll 5300155253	UBOC CD 2869003059	UBOC MM 2860113492	UBOC MM 2860113506	UBOC CD 2189005826	UBOC CD 2189009224	UBOC CD 2189000603	UBOC CD 2869003034	WFB Cert. Of Dep.	UBOC CD 2189003821

CASH BEGINNING OF MONTH	—	161,548.22	1,034.68	21,176,139.87	13,123,414.86	0.00	0.00	0.00	0.00	0.00	0.00	0.00

CASH SALES
ACCOUNTS RECEIVABLE (NOTE 2)
LOANS AND ADVANCES
SALE OF ASSETS		1,623,027.59
DUE FROM LLC
OTHER (attach list)		3,085,339.98
TRANSFER FROM DISTRIBUTION LLC
TRANSFER FROM CD					4,013,488.16	21,233,491.92
TRANSFERS FROM MONEY MARKET		400,000.00
TRANSFERS FROM DIP			49,000.00
INTEREST		841.19		57,352.05	42,468.45	39,298.19
TOTAL RECEIPTS	—	5,109,208.76	49,000.00	57,352.05	4,055,956.61	21,272,790.11	0.00	0.00	0.00	0.00	0.00	0.00

DISBURSEMENTS
NET PAYROLL			(31,266.28)
PAYROLL TAXES			(16,563.08)
SALES, USE, & OTHER TAXES		—
INVENTORY PURCHASES
SECURED/RENT/LEASES		(320,000.00)
INSURANCE		(4,911.59)
ADMINISTRATIVE		(57,128.37)	(1,520.11)
SELLING
OTHER (attach list)
PRE-PETITION EXPENSES (NOTE 1)		—
OWNER DRAW
TRANSFERS
Transfer to LLC DIP		(130,000.00)
Transfer to PR		(49,000.00)
Transfer to CD
Transfer to DIP General						(400,000.00)
Transfer to Money Market		(4,013,488.16)		(21,233,491.92)
PROFESSIONAL FEES		(425,231.56)
U.S. TRUSTEE QUARTERLY FEES		(8,000.00)
COURT COSTS
TOTAL DISBURSEMENTS	0.00	(5,007,759.68)	(49,349.47)	(21,233,491.92)	0.00	(400,000.00)	0.00	0.00	0.00	0.00	0.00	0.00
NET CASH FLOW	0.00	101,449.08	(349.47)	(21,176,139.87)	4,055,956.61	20,872,790.11	0.00	0.00	0.00	0.00	0.00	0.00
CASH END OF MONTH	0.00	262,997.30	685.21	0.00	17,179,371.47	20,872,790.11	0.00	0.00	0.00	0.00	0.00	0.00

NOTE 1—PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER NOTE 2—ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO. 01-00707).
THE FOLLOWING SECTION MUST BE COMPLETED
TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re: eToys, Inc.	Case No. 01-00706 MFW Reporting Period 10/01/01-10/31/01

MOR-1 con't
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	UBOC CD 2869002614	UBOC CD 2869002770	UBOC CD 2869002754	UBOC CD 2869003042	UBOC CD 5309026234	UBOC CD 5309028479	UBOC Stock 5300161903	WFB 060-8526315	Total

CASH BEGINNING OF MONTH	288,000.00	0.00	0.00	0.00	187,500.00	0.00	0.00	0.00		34,937,637.63

CASH SALES										0.00
ACCOUNTS RECEIVABLE (NOTE 2)										0.00
LOANS AND ADVANCES										0.00
SALE OF ASSETS										1,623,027.59
DUE FROM LLC										0.00
OTHER (attach list)										3,085,339.98
TRANSFERS—SWEEP ACCOUNT										0.00
TRANSFER FROM CD										25,246,980.08
TRANSFERS FROM MONEY MARKET										400,000.00
TRANSFERS FROM DIP										49,000.00
INTEREST										139,959.88
TOTAL RECEIPTS	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		30,544,307.53

DISBURSEMENTS
NET PAYROLL										(31,266.28)
PAYROLL TAXES										(16,563.08)
SALES, USE, & OTHER TAXES										0.00
INVENTORY PURCHASES										0.00
SECURED/RENT/LEASES										(320,000.00)
INSURANCE										(4,911.59)
ADMINISTRATIVE										(58,648.48)
SELLING										0.00
OTHER (attach list)										0.00
PRE-PETITION EXPENSES (NOTE 1)										0.00
OWNER DRAW										0.00
TRANSFERS										0.00
Transfer to LLC DIP										(130,000.00)
Transfer to PR										(49,000.00)
Transfer to CD										0.00
Transfer to DIP General										(400,000.00)
Transfer to Money Market										(25,246,980.08)
PROFESSIONAL FEES										(425,231.56)
U.S. TRUSTEE QUARTERLY FEES										(8,000.00)
COURT COSTS										0.00
TOTAL DISBURSEMENTS	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		(26,690,601.07)
NET CASH FLOW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		3,853,706.46
CASH END OF MONTH	288,000.00	0.00	0.00	0.00	187,500.00	0.00	0.00	0.00		38,791,344.09

NOTE 1—PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER NOTE 2—ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO.. 01-00707).
THE FOLLOWING SECTION MUST BE COMPLETED
TOTAL DISBURSEMENTS										$26,690,601.07
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS										$(25,825,980.08)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES									$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES										$864,620.99

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 10/01/01-10/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2180039271		5300155253		5300161903		2860113506		2869002945
C.	Purpose (Type):	DIP General		Payroll		Stock		Money Market		Time Deposit
1.	Balance per Bank Statement		$526,483.88		$40,460.16		$—		$20,872,790.11		$—
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks		(263,486.58)		(39,774.95)
4.	Other				—
5.	Month End Balance per Books		$262,997.30		$685.21		$—		$20,872,790.11		$—
6.	Number of Last Check Written		20398		605506

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		none		none		none		none		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		1512	553.80	SEE ATTACHED LIST		none		none		not applicable
		10084	5,000.00
		20333	23.05
		20375	8,000.00
		20376	1,400.00
		20381	334.19
		20382	329.18
		20383	235.58
		20384	622.80
		20385	3,947.79
		20386	6,567.96
		20387	300.43
		20388	171.84
		20389	168.31
		20390	185,727.74
		20391	7,500.00
		20392	5,679.23
		20394	250.00
		20395	250.00
		20396	1,475.33
		200116	305.17
		300005	14.99
		300011	7.48
		300054	104.34
		300059	3,793.11
		300069	447.84
		300070	30,256.42
Total Checks Outstanding			$263,466.58

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 10/01/01-10/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No..	2889003042		2860113492		5309026234		2869003034		2189003821
C.	Purpose (Type):	Time Deposit		Money Market		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$—		$17,179,371.47		$187,500.00		$—		$—
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$—		$17,179,371.47		$187,500.00		$—		$—
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 10/01/01-10/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Wells Fargo		Wells Fargo		Union Bank		Union Bank		Union Bank
B.	Account No.:	****		060-8526315		2869002614		5309028479		2869002754
C.	Purpose (Type):	Cert of Deposit		Credit Card		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$—		$—		$288,000.00		$—		$—
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$—		$—		$288,000.00		$—		$—
6.	Number of Last Check Written
**** copy of renewal notice was not available during the preparation of this report

	DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

	CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 10/01/01-10/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank								Total
B.	Account No.:	2869002770
C.	Purpose (Type):	Time Deposit
1.	Balance per Bank Statement		$—							$39,094,585.62
2.	(+) Deposit in Transit									0.00
3.	(-) Outstanding Checks									(303,241.53)
4.	Other Reconciling Items									0.00
5.	Month End Balance per Books		$—		$—		$—		$—	$38,791,344.09
6.	Number of Last Check Written

	DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable

	CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable

In re: eToys, Inc.	Case No. 01-00706 (MFW)

Cash Disbursements
October 2001

Date	Num	Name	Amount
10/1/01	20356	BANKRUPTCY MANAGEMENT CORPORATION	53,246.00
10/4/01	20359	IBM CORPORATION	—
10/4/01	20360	IBM CORPORATION	320,000.00
10/4/01	20361	RECALL-INFORMATION MNT	321.25
10/4/01	20362	SPRINT CONFERENCING SERIVCES	3,168.42
10/4/01	20363	VERIZON CALIFORNIA	95.12
10/4/01	20364	FEDERAL EXPRESS	204.09
10/4/01	20365	PACIFIC BELL (SAC)	127.80
10/4/01	20357	VOID:	—
10/4/01	20358	VOID:	—
10/5/01	20366	VERIZON WIRELESS-LA	1,148.29
10/8/01	20367	CT CORPORATION SYSTEM	195.00
10/8/01	20368	PANJABI, SATISH	8,006.25
10/8/01	20369	POORMAN-DOUGLAS CORP	14,393.38
10/8/01	20370	PANJABI, SATISH	2,962.50
10/9/01	20371	YOUNG, BYNNE	943.50
10/11/01	20372	ARCHIVE.COM, INC	120.00
10/12/01	20373	GOLD, BARRY	6,303.15
10/12/01	20374	COLLATERAL LOGISTICS, INC	—
10/12/01	20375	COLLATERAL LOGISTICS, INC	8,000.00
10/12/01	20376	COLLATERAL LOGISTICS, INC	1,400.00
10/16/01	20377	RIGHT CLICK LLC	25.00
10/17/01	20378	CROSSROADS, LLC	91,567.91
10/17/01	20379	CROSSROADS, LLC	78,135.35
10/24/01	1512	NUTT, JOHN	553.80
10/25/01	20380	VERIZON WIRELESS-LA	10,035.46
10/25/01	20381	CIGNA BEHAVIORAL HEALTH	334.19
10/25/01	20382	HARTFORD LIFE INSURANCE COMPANIES	329.18
10/25/01	20383	FEDERAL EXPRESS	235.58
10/25/01	20384	YOUNG, BYNNE	622.80
10/26/01	20385	PMI	3,947.79
10/26/01	20386	PANJABI, SATISH	6,567.96
10/26/01	20387	VISION SERVICE PLAN	300.43
10/29/01	20388	CINGULAR WIRELESS	171.84
10/30/01	20389	FEDERAL EXPRESS	168.31
10/31/01	20390	TRAUB, BONACQUIST & FOX, LLP	185,727.74
10/31/01	20391	U.S. TRUSTEE	7,500.00
10/31/01	20392	WALSH, MONZACK & MONACO, P.A.	5,679.23
10/31/01	20393	U.S. TRUSTEE	—
10/31/01	20394	U.S. TRUSTEE	250.00
10/31/01	20395	U.S. TRUSTEE	250.00
10/31/01	20396	WALSH, MONZACK & MONACO, P.A.	1,475.33
10/31/01	Auto Debit	Union Bank of California	758.87

		Subtotal	815,271.52

		ADD: Payroll Disbursements (see attached)	49,349.47

		Total Disbursements	864,620.99

In re: eToys, Inc.	CASH DISBURSEMENTS PAYROLL ACCOUNT October 2001	Case No. 01-00706 (MFW)
CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
Fees	10/1/01	126.63			126.63
306430	10/5/01	840.68	840.68
306429	10/5/01	473.04	473.04
306431	10/5/01	1,161.49	1,161.49
Taxes	10/5/01	1,459.13		1,459.13
Fees	10/8/01	143.69			143.69
306432	10/12/01	1,103.76	1,103.76
306433	10/12/01	840.65	840.65
306434	10/12/01	1,161.50	1,161.50
Taxes	10/12/01	1,477.72		1,477.72
Fees	10/15/01	122.03			122.03
306435	10/19/01	315.36	315.36
306436	10/19/01	702.16	702.16
306437	10/19/01	1,161.50	1,161.50
Taxes	10/19/01	1,307.25		1,307.25
Fees	10/22/01	140.40			140.40
306438	10/26/01	707.75	707.75
306439	10/26/01	1,161.50	1,161.50
Taxes	10/26/01	1,292.39		1,292.39
Fees	10/29/01	151.64			151.64

TOTAL DISBURSEMENTS-eToys, Inc.		15,850.27

In re: eToys, Inc.	CASH DISBURSEMENTS PAYROLL ACCOUNT October 2001	Case No. 01-00706 (MFW)
CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
Fees	10/1/01	105.78			105.78
605571	10/5/01	376.60	376.60
605572	10/5/01	488.88	488.88
605573	10/5/01	655.90	655.90
605574	10/5/01	437.04	437.04
605575	10/5/01	540.70	540.70
605576	10/5/01	2,935.42	2,935.42
Taxes	10/5/01	2,718.53		2,718.53
Fees	10/8/01	360.80			360.80
605577	10/12/01	381.87	381.87
605578	10/12/01	601.41	601.41
605579	10/12/01	1,005.50	1,005.50
605580	10/12/01	405.41	405.41
605581	10/12/01	369.76	369.76
605582	10/12/01	2,935.41	2,935.41
Taxes	10/12/01	3,019.20		3,019.20
Fees	10/15/01	106.49			106.49
605583	10/19/01	516.25	516.25
605584	10/19/01	524.42	524.42
605585	10/19/01	1,005.49	1,005.49
605586	10/19/01	373.72	373.72
605587	10/19/01	456.39	456.39
605588	10/19/01	2,935.42	2,935.42
Taxes	10/19/01	3,087.75		3,087.75
Fees	10/22/01	118.23			118.23
605589	10/26/01	424.05	424.05
605590	10/26/01	462.22	462.22
605591	10/26/01	1,005.50	1,005.50
605592	10/26/01	402.98	402.98
605593	10/26/01	420.45	420.45
605594	10/26/01	1,976.10	1,976.10
Taxes	10/26/01	2,201.11		2,201.11
Fees	10/29/01	144.42			144.42

TOTAL DISBURSEMENTS-LLC		33,499.20

TOTAL DISBURSEMENTS		49,349.47	31,266.28	16,563.08	1,520.11

In re:	eToys, Inc.	Case No. 01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
October 31, 2001

CHECKNUM	CHECK DATE	NET AMOUNT
00010024	03/01/01	2,145.48
00020077	03/01/01	123.34
00031164	03/01/01	948.84
00031165	03/01/01	4,065.28
00031232	03/01/01	90.34
00040393	03/01/01	4,281.94
00040394	03/01/01	299.40
00305692	03/06/01	37.50
00305700	03/06/01	2,764.29
00305770	03/06/01	1,036.41
00305827	03/06/01	80.47
00305837	03/06/01	171.40
00305839	03/06/01	171.49
00305844	03/06/01	91.45
00305845	03/06/01	86.17
00305847	03/06/01	37.49
00305848	03/06/01	133.66
00305854	03/06/01	293.66
00305876	03/06/01	180.08
00305883	03/06/01	125.27
00305914	03/06/01	191.95
00305919	03/06/01	248.56
00305923	03/06/01	119.62
00305937	03/06/01	117.48
00305943	03/06/01	148.29
00305945	03/06/01	294.50
00305968	03/06/01	316.55
00305972	03/06/01	281.38
00305976	03/06/01	140.70
00305977	03/06/01	290.34
00305992	03/06/01	224.53
00305999	03/06/01	281.38
00306003	03/06/01	183.15
00306004	03/06/01	316.56
00306005	03/06/01	309.53
00603580	03/06/01	65.07
00603850	03/06/01	442.62
00603862	03/06/01	484.70
00603931	03/06/01	330.82
00603935	03/06/01	363.49
00603945	03/06/01	218.40
00603949	03/06/01	126.61
00603950	03/06/01	123.11
00603980	03/06/01	116.43
00603988	03/06/01	133.64

In re:	eToys, Inc.	Case No. 01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
October 31, 2001

CHECKNUM	CHECK DATE	NET AMOUNT
00603990	03/06/01	191.40
00020086	03/09/01	218.07
00604003	03/16/01	59.10
00604048	03/16/01	87.94
00031401	03/23/01	423.15
00604154	03/23/01	365.22
00031415	03/28/01	3.28
00604319	03/30/01	271.09
00604354	03/30/01	456.52
00604454	04/06/01	295.27
00306068	04/13/01	803.58
00306084	04/13/01	2,513.04
00604630	04/13/01	950.67
00604650	04/13/01	629.01
00604654	04/13/01	1,402.64
00306125	04/20/01	28.11
00306149	04/20/01	33.59
00306157	04/20/01	48.90
00306161	04/20/01	228.66
00306162	04/20/01	19.22
00306189	04/20/01	84.74
00604978	04/20/01	46.35
00040593	05/04/01	1,205.91
00031426	05/18/01	303.10
605588	10/19/01	2,935.42
306439	10/26/01	1,161.50
605594	10/26/01	1,976.10

		39,774.95

In re Etoys, Inc.	Case No. 01-00706(MFW)

MOR-1 ATTACHMENT
OTHER RECEIPTS
October 2001

Payer	Description	Amount	Date
American Express	Prepaid Other	460,889.18	10/15/01
Fingerhut Corp Master	Litigation Settlement	2,611,726.32	10/19/01
IGOE & Company Inc.	COBRA Refund	10,245.39	10/26/01
IGOE & Company Inc.	COBRA Refund	1,491.64	10/26/01
Pitney Bowes	Refund	258.56	10/26/01
Paper Recycling & Shredding	Liquidation Sale Proceeds	180.03	10/26/01
Pacific Bell	Refund	548.86	10/26/01

Total		$3,085,339.98

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through October 31, 2001 and One Month Ended October 31, 2001
UNAUDITED

	Mar 7—Oct 31, '01	Oct '01
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	330,679.40	330,679.40
Loss on Disposal of Assets	-27,927,357.20
Refunds Received	15,918.15
Liquidation Proceeds—Other	585,104.93	-27,734.22

Total Liquidation Proceeds	-26,995,654.72	302,945.18

Total Income	-26,995,654.72	302,945.18

Gross Profit	-26,995,654.72	302,945.18
Expense
Advertising	10,845.34
Bank Service Charges	137,682.68
Dues and Subscriptions	8,404.47
Employee Benefits	311,569.31	-10,326.66
Equipment Leases	88,783.98	-22,613.80
Insurance	793,377.45
Licenses and Permits	3,348.02
Miscellaneous	26,525.66	12,354.62
Moving Expense	9,686.00
Office Relocation Expense	37,333.00
Outside Services	162,156.11	14,914.44
Parking	58,669.47	520.00
Payroll Taxes	76,204.80	967.16
Postage and Delivery	7,945.06	145.33
Professional Fees
Accounting	1,593.59
Legal Fees	13,868.94

Total Professional Fees	15,462.53	0.00
Rent	394,736.44
Repairs
Building Repairs	186.06
Computer Repairs	244,997.74	9,858.72
Equipment Repairs	11,537.01

Total Repairs	256,720.81	9,858.72
Salaries & Wages
Vacation Expense	19,748.25
Salaries & Wages — Other	1,305,173.29	14,198.72

Total Salaries & Wages	1,324,921.54	14,198.72
Sales Tax	25,388.98
Security	763.35
Supplies
Office	8,747.94	425.46
Supplies—Other	337.91

Total Supplies	9,085.85	425.46
Taxes
Taxes—Other	30,861.98

Total Taxes	30,861.98	0.00
Telephone
Communications Expense	201,017.15	127.80

See accompanying Notes To Financial Statements	Page 1 of 2

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through October 31, 2001 and One Month Ended October 31, 2001
UNAUDITED

Telephone—Other	109,581.83	-3,366.21

Total Telephone	310,598.98	-3,238.41
Travel & Ent
Meals	301.98
Travel	6,090.70
Travel & Ent—Other	34,970.79	4,552.73

Total Travel & Ent	41,363.47	4,552.73
Utilities
Gas and Electric	86.69
Water	-531.16

Total Utilities	-444.47	0.00

Total Expense	4,141,990.81	21,758.31

Net Ordinary Income (Loss)	-31,137,645.53	281,186.87
Other Income/Expense
Other Income
Interest Income	654,618.52	140,731.84
Miscellaneous Income	1,624.91
Other Income	2,611,726.32	2,611,726.32

Total Other Income	3,267,969.75	2,752,458.16
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management
Commission	1,400.00	1,400.00
Asset Management—Other	376,640.47	8,000.00

Total Asset Management	378,040.47	9,400.00
IT Consulting Services	6,732.50
Legal Notices/Publication	62,609.51	14,393.38
Miscellaneous Expenses	758.87	758.87
Record Storage	1,184.75	274.25

Total Post-Petition Payments	449,326.10	24,826.50
Pre-Petition Payments
Employee Reimbursements	6,020.71
Exp Deducted—Sec Dep	6,600.00
Other Critical Vendors	8,588.84
Payroll	540,337.53
Sales & Other Taxes	74,753.07

Total Pre-Petition Payments	636,300.15	0.00
Provision for Restructuring Chg	97,853,000.00
Total Other Reorganization Expenses	98,938,626.25	24,826.50
Professional Fees	3,779,676.38	348,375.10
U.S. Trustees Fees	22,000.00	8,000.00

Total Reorganization Expenses	102,740,302.63	381,201.60

Total Other Expense	102,740,302.63	381,201.60

Net Other Income (Loss)	-99,472,332.88	2,371,256.56

Net Income (Loss)	-130,609,978.41	2,652,443.43

See accompanying Notes To Financial Statements	Page 2 of 2

In re: eToys, Inc.	Case No. 01-00706 (MFW)

Balance Sheet (MOR-3)
As of September 30, 2001
UNAUDITED

Oct 31, '01
ASSETS
Current Assets
Checking/Savings
101000B—UBOC DIP A/C	262,997.30
101100—UBOC Payroll	685.21
101860—UBOC CD	20,872,790.11
101861—UBOC CD	17,179,371.47
105000—Cash on Deposit	288,000.00
107000—UBOC Cert. of Deposit	187,500.00

Total Checking/Savings	38,791,344.09
Other Current Assets
Other Liquidated Debts
122500—Employee Receivables	400.00
129000—A/R Other	607,563.52
152000—Prepaid Marketing	3,546,581.00
152500—Prepaid Maintenance	86,437.21
153000—Prepaid License	83,927.45
159000—Prepaid Other	1,044,656.43
241000—Deposits	416,222.00

Total Other Liquidated Debts	5,785,787.61

Total Other Current Assets	5,785,787.61

Total Current Assets	44,577,131.70
Fixed Assets
FF&E
202000—Office Equipment	1,199,705.47
202500—Furniture & Fixtures	145,297.80
203000—Computer Hardware	6,408,476.32
204500—Off. Equip. Cap Lease	253,846.17
205000—Furn & Fixt Cap Lease	750,518.79
205500—Comp Hdwre Cap Lease	10,719,162.01
212000—A/D Office Equipment	-319,133.93
212500—A/D Furn & Fixtures	-31,543.65
213000—A/D Computer Hardware	-1,544,232.78
214500—A/D Off.Equip. Cap Lse	-106,402.17
215000—A/D F & F Cap Lse	-219,089.28
215500—A/D Comp Hdwr Cap Lse	-5,017,334.09

Total FF&E	12,239,270.66
Leasehold Improvements
201000—Leasehold Improvements	7,401,458.00
211000—Accum. Depr. Lease Imp	-413,074.51

Total Leasehold Improvements	6,988,383.49

Total Fixed Assets	19,227,654.15
Other Assets
I/C Receivables—Post Petition
251000 POST—Due From Dist LLC	-12,882,529.12

Total I/C Receivables—Post Petition	-12,882,529.12
I/C Receivables Pre-Petition
251500—Due From eToys Dist	62,252,413.51
255000—Due From eToys Europe	1,769,504.33

Total I/C Receivables Pre-Petition	64,021,917.84
Intangible Assets
231000—Goodwill	2,596,625.08
231500—Accum. Amort. Goodwill	-1,121,654.00
232000—License Fee	2,565,922.69
232500—Accum. Amort. License	-388,280.31
See accompanying Notes to Financial Statements	Page 1 of 2

In re: eToys, Inc.	Case No. 01-00706 (MFW)

Balance Sheet (MOR-3)
As of October 31, 2001
UNAUDITED

Oct 31, '01
243000—Debt Issuance Cost	5,003,543.62
243500—Accum Amort Debt Costs	-1,066,386.73
244000—Lease/Loan Orig. Fees	392,545.81
244500—Accum Amort Lease Fees	-43,749.99

Total Intangible Assets	7,938,566.17
Reserve—I/C Receivables	-55,000,000.00
Reserve for Restructuring Chrgs	-23,939,294.95

Total Other Assets	-19,861,340.06

TOTAL ASSETS	43,943,445.79

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	377,349.22

Total Accounts Payable	377,349.22
Other Current Liabilities
Post-Petition Liabilities
301000P—A/ P Post-petition	-550,612.55
340000—Accrued Prof Fees	1,764,407.96

Total Post-Petition Liabilities	1,213,795.41

Total Other Current Liabilities	1,213,795.41

Total Current Liabilities	1,591,144.63
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
303000P—Gift Certificates	646,521.86
304500P—Employee Benefits	29,570.00
311000P—Taxing Authority	137,259.00
332000P—Employee Comp Liab	217,921.27

Total Priority Claims	1,031,272.13
Secured Claims
351000—Capital Lease Oblgns	9,255,313.94
352000—L-T Notes Payable	1,107,131.33

Total Secured Claims	10,362,445.27
Unsecured Claims
300000—Accounts Payable	21,353,808.61
326000—Agreement	2,583,268.44
327000—Contract	93,805.00
328000—Litigation	51,899.52
331000—Web Affiliate	185,120.00
332000—Employee Comp	615,562.49
335000—Accrued Interest Pyble	2,670,000.75
351000—Equipment Lease	1,666,630.92
353000—Subordinated N/P
353000 A—Subordinated N/P	89,000,000.00
353000 B—Subordinated N/P	61,000,000.00

Total 353000—Subordinated N/P	150,000,000.00

Total Unsecured Claims	179,220,095.73

Total Liabs Subject to Compromise	190,613,813.13

Total Long Term Liabilities	190,613,813.13

Total Liabilities	192,204,957.76

Total Equity	-148,261,511.97

TOTAL LIABILITIES & EQUITY	43,943,445.79

See accompanying Notes to Financial Statements	Page 2 of 2

In re: eToys, Inc Debtor	Case No. 01-00706 (MFW) Reporting Period: 10/01/01- 10/31/01

Notes to Unaudited Financial Statements (MOR – 2, 3)
As of October 31, 2001
UNAUDITED

NOTE 1—Basis of Presentation

Assets are carried at cost. Amounts anticipated to be realized from the liquidation of the Company's assets are expected to be significantly less than book value. The Company has not been able to definitively determine the amount expected to be realized from the sale of its assets. No adjustment has been made to the cost basis of assets to reflect the lower value.

NOTE 2—Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.

In re:	eToys, Inc	Case No. 01-00706 (MFW)
	Debtor	Reporting Period: 10/01/01-10/31/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	2,746.68	2,746.68	10/5, 10/12, 10/19, 10/26	Note 1	0.00
FICA-Employer	0.00	967.16	967.16	10/5, 10/12, 10/19, 10/26	Note 1	0.00
FICA-Employee	0.00	967.16	967.16	10/5, 10/12, 10/19, 10/26	Note 1	0.00
Tax Adjustment	0.00	0.00	0.00			0.00
Tax Refund	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total Federal Taxes	0.00	4,681.00	4,681.00			0.00
STATE AND LOCAL
Withholding	0.00	855.49	855.49	10/5, 10/12, 10/19, 10/26	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	855.49	855.49			0.00
Total taxes	0.00	5,536.49	5,536.49			0.00

Note 1—All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies.

SUMMARY OF UNPAID POSTPETITION DEBTS

    Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	9,566.56	3,024.17	20,114.94	—	344,643.55	377,349.22
Wages payable
Taxes Payable						—
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees						1,764,408.00
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Total Postpetition Debts						2,141,757.22

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Debtor has adequate funds available to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balances and adjudication of motions for allowance of administrative claims.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

BOE-401-A (FRONT)	3737 MAIN STREET, SUITE 1000		909-680-6400	STATE OF CALIFORNIA
REV. 88 (8-01)	RIVERSIDE	CA 92501-3395		BOARD OF EQUALIZATION
STATE, LOCAL and DISTRICT SALES and USE TAX RETURN				BOARD USE ONLY
DUE ON OR BEFORE Oct 31, 2001 for Jul through Sep. 2001			2301	RA-IT LOC REG RA-BTR AACS REF
[FOID 5-804-241]	-		YOUR ACCOUNT NO.
		SR EH	97-077581 6
S2 EFT				EFF

BOARD OF EQUALIZATION P.O. BOX 942879 SACRAMENTO CA 94279-8020		4100 E. MISSION BLVD, ONTARIO ETOYS ETOYS, INC. 12200 W. OLYMPIC BLVD. LOS ANGELES CA 90064		36004-031-0000 19 07/97 RT-AA HOA E

READ SCHEDULE T - TAX ADJUSTMENT WORKSHEET and 01-2 RETURN INSTRUCTIONS BEFORE PREPARING THIS RETURN

	1.		TOTAL (GROSS) SALES			1.	$150,000.00	PLEASE ROUND CENTS TO THE NEAREST WHOLE DOLLAR
	2.		PURCHASES SUBJECT TO USE TAX			2.	0.00
	3.		TOTAL (add lines 1 and 2)			3.	150,000.00
	4.		SALES TO OTHER RETAILERS FOR PURPOSES OF RESALE	50	$.00
	5.		NONTAXABLE SALES OF FOOD PRODUCTS	51.00
	6.		NONTAXABLE LABOR (repair and installation)	52.00
	7.		SALES TO THE UNITED STATES GOVERNMENT	53.00
	8.		SALES IN INTERSTATE OR FOREIGN COMMERCE	54.00
	9.		SALES TAX (IF ANY) INCLUDED ON LINE 1	55.00
	10.		(a) BAD DEBT LOSSES ON TAXABLE SALES	56.00
			(b) COST OF TAX-PAID PURCHASES RESOLD PRIOR TO USE	57.00
			(c) RETURNED TAXABLE MERCHANDISE	58.00
			(d) CASH DISCOUNTS ON TAXABLE SALES	59.00
			(e) PARTIAL STATE TAX EXEMPTION
		You must complete BOE-531-T REV. 3 (9-01), Schedule T and boxes 60 & 61 to claim a partial exemption.	Box 60 Total Partial Exemption 60 .00	61.00
			(f) OTHER (clearly explain) Sale of intellectual property	90	150,000.00
	11.		TOTAL NONTAXABLE TRANSACTIONS REPORTED ON LINES 4 THRU 10(f) (add lines 4 thru 10(f))			11.	.00
	12.		TRANSACTIONS SUBJECT TO STATE TAX (subtract line 11 from line 3)			12.	0.00
			(a) Enter line 12, Column A amount, from Schedule T worksheet			12(a) $
	13.		STATE TAX 5.75% (multiply line 12 by .0575 OR enter line 13(c) amount from Schedule T worksheet)			13.	0.00	<
	14.		(a) TRANSACTIONS SUBJECT TO COUNTY TAX (add amount in box 61 (above) to line 12) Enter total here			14(a).	0.00
			(b) COUNTY TAX 1/4% (multiply line 14(a) by .0025)			14(b).	0.00	<
	15.		ADJUSTMENTS FOR LOCAL TAX (see line 15 instructions)			15.	0.00
REC NO.	16.		TRANSACTIONS SUBJECT TO LOCAL TAX (add or subtract line 15 to or from line 14(a))			16.	0.00
	17.		LOCAL TAX 1% (multiply line 16 by .01)			17.	0.00	<
	18.		DISTRICT TAX (from Schedule A, line A11) YOU MUST COMPLETE SCHEDULE A ON REVERSE IF YOU ARE ENGAGED IN BUSINESS IN A TRANSACTIONS TAX DISTRICT			18.	0.00	<
	19.		TOTAL STATE, COUNTY, LOCAL AND DISTRICT TAX (add < lines 13, 14(b), 17 & 18)			19.	0.00
	20.		DEDUCT sales or use tax imposed by other states and paid on the purchase price of tangible personal property. Purchase price must be included in line 2			20.	0.00
	21.		NET TAX (subtract line 20 from line 19)			21.	0.00
PM	22.	Less PREPAYMENTS 1ST PREPAYMENT 2ND PREPAYMENT			Total	22.	$0.00
			$ $		Prepayment
	23.		REMAINING TAX (subtract line 22 from line 21)			23.	0.00
	24.		PENALTY of 10% (.10) is due if your tax payment is made, or your return is filed, after the due date shown above (see line 24 instructions)		PENALTY	24.	0.00
	25.		INTEREST: One month's interest is due on tax for each month or fraction of a month that payment is delayed after the due date. The adjusted monthly interest rate is 1% (.01000)(12% divided by 12).		INTEREST	25.	0.00
DE	26.		TOTAL AMOUNT DUE AND PAYABLE (add lines 23, 24 & 25)			26.	$0.00

I hereby certify that this return, including any accompanying schedules and statements, has been examined by me and to the best of my knowledge and belief is a true, correct and complete return.

YOUR SIGNATURE AND TITLE	TELEPHONE NUMBER	DATE
/s/ Barry Gold CEO	310-258-1677	10/30/01
PAID PREPARER'S PAID PREPARER'S NAME USE ONLY	PAID PREPARER'S TELEPHONE NUMBER	S2 EFT

Make a copy for your records.

Employer's Quarterly Federal Tax Return
See separate instructions for information on completing this return.
Please type or print.

Form 941 (Rev. October 2000) Department of Treasury Internal Rev. Service	4141	09/30/2001 95-4633006	OMB No. 1545-0029 T FF FD FP I T
Enter state code for state in which deposits were made ONLY if different from state in address to the right (see page 2 of instructions). CA		E TOYS INC 12200 W. Olympic Blvd Los Angeles CA 90064

If address is different from prior return, check here

IRS Use

1	1	1	1	1	1	1	1	1	1	2	3	3	3	3	3	3	3	3		4	4	4		5	5	5

6		7		8	8	8	8	8	8		9	9	9	9	9		10	10	10	10	10	10	10	10	10	10

If you do not have to file returns in the future, check here    and enter date final wages paid

If you are a seasonal employer, see Seasonal employers on page 1 of the instructions and check here

1.	Number of employees in the pay period that includes March 12th	1	0.00
2.	Total wages and tips, plus other compensation			2	85852.43
3.	Total income tax withheld from wages, tips, and sick pay			3	12042.72
4.	Adjustment of withheld income tax for preceding quarters of calendar year			4	0.00
5.	Adjusted total of income tax withheld (line 3 as adjusted by line 4—see instructions)			5	12042.72
6.	Taxable social security wages	6a	$63311.79 × 12.4% (.124)=	6b	7850.66
	Taxable social security tips	6c	$0.00 × 12.4% (.124)=	6d	0.00
7.	Taxable Medicare wages and tips	7a	$85852.43 × 2.9% (.029)=	7b	2489.72
8.	Total social security and Medicare taxes (add lines 6a, 6b, and 7b). Check here if wages are not subject to social security and/or Medicare tax			8	10340.38
9.	Adjustment of social security and Medicare taxes (see instructions for required explanation)
	Sick Pay +/- Fractions of Cents 0.02 Other			9	0.02
10.	Adjusted total of social security and Medicare taxes (line 8 as adjusted by line 9—see instructions)			10	10340.40
11.	Total taxes (add lines 5 and 10)			11	22383.12
12.	Advance earned income credit (EIC) payments made to employees.			12	0.00
13.	Net taxes (subtract line 12 from line 11). If $1,000 or more, this should equal line 17, column (d) below (or line D of Schedule B (Form 941)			13	22383.12
14.	Total deposits for quarter, including overpayment applied from a prior quarter			14	22383.12
15.	Balance due (subtract line 14 from line 13). See instructions			15	0.00
16.	Overpayment, if line 14 is more than line 13, enter excess here		0.00
	and check if to be: Applied to next return OR Refunded.
	• All filers: If line 13 is less than $1,000, you need not complete line 17 or Schedule B.
	• Semiweekly depositors: Complete Schedule B (Form 941) and check here				X
	• Monthly depositors: Complete line 17, columns (a) through (d) and check here
17.	Monthly Summary of Federal Tax Liability
(a) First month liability	(b) Second month liability	(c) Third month liability	(d) Total liability for quarter

Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Sign Here Signature	/s/ E Sloustcher	Print Your Name & Title	Eilan Sloustcher ATTORNEY-IN-FACT	Date	10/31/01

For Paperwork Reduction Act Notice, see page 1 of separate instructions.				Form 941 (Rev. 10-2000)
Source Code = PNA
PowerTax Facsimile Tax Return Form: FED_941_98				11/15/2001 05:45:40 PM

SCHEDULE B (FORM 941)	Employer's Record of Federal Tax Liability	OMB No. 1545-0029
(Rev January 1996)	See Circular E for more information about employment tax returns.
Department of Treasury	5151
Internal Rev Service	Attach to Form 941 or Form 941-SS.
Name as shown on Form 941 (Form 941-SS)	Employer identification number	Date quarter ended
E TOYS INC	95-4633006	09/30/2001

You must complete this schedule if you are required to deposit on a semiweekly basis, or if your tax liability on any day is $100,000 or more. Show tax liability here, not deposits. (The IRS gets deposit data from FTD coupons.)

A. Daily Tax Liability—First Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5		12		19		26
6	2789.26	13	2645.85	20	2045.08	27	2116.14
7		14		21		28
A Total tax liability for first month of quarter								A	9596.33

B. Daily Tax Liability—Second Month of Quarter
1		8		15		22		29
2		9		16		23		30
3	1219.17	10	1216.69	17	1858.31	24	1493.16	31	1475.92
4		11		18		25
5		12		19		26
6		13		20		27
7		14		21		28
B Total tax liability for second month of quarter								B	7263.25

C. Daily Tax Liability—Third Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5		12		19		26
6		13		20		27
7	1613.09	14	1080.63	21	1151.72	28	1678.10
C Total tax liability for third month of quarter								C	5523.54
D Total for quarter (add lines A, B, and C). This should equal line 13 of Form 941								D	22383.12
For Paperwork Reduction Act Notice, see instructions.							Schedule B (Form 941)(Rev. 1-96)
Source Code = PNA
PowerTax Facsimile Tax Return Form: FED B941							11/15/2001 05:45:40 PM

QUARTERLY CONTRIBUTION RETURN
EDD Serving the People of California	PLEASE TYPE THIS FORM—DO NOT ALTER PREPRINTED INFORMATION	Approved Extension To
You must FILE this return even though you had no payroll. If no payroll show "0" in Item B, check no payment enclosed box on envelope. Please sign the declaration on line K.
						YR	QTR
QUARTER ENDED	09/30/2001	DUE	10/31/01	DELINQUENT IF NOT POSTMARKED OR RECEIVED BY	10/31/01	2001	3
/ / CHECK THIS BLOCK if changes are reported on the Request For Change form—refer to third page.						Employer Account No. 430-7537-3
E TOYS INC 12200 W. Olympic Blvd.	DO NOT ALTER THIS AREA
Los Angeles, CA 90064	P1	P2	C	P	U	S	W	A
			Mo.	Day	Yr.		WIC
	EFFECTIVE DATE		=	=	=

            FEIN   95-4633006

A.	NUMBER OF EMPLOYEES earning wages during or receiving pay for the pay periods that include the 12th day of the calendar month (enter numerals only). Please complete all fields. Blank fields will be identified as missing data.	1st Month	8	2nd Month	5	3rd Month	4
B.	TOTAL SUBJECT WAGES PAID THIS QUARTER	(B)	85852.43
C.	UNEMPLOYMENT INSURANCE TAXABLE WAGES (UI) (Individual Employee Wages to $7,000.00 per calendar year)	(C)	0.00
D.	DISABILITY INSURANCE TAXABLE WAGES (DI) (Individual Employee Wages to $46,327.00 per calendar year)
		(D1 Voluntary Plan)		(D2 State Plan)
	BREAKDOWN OF ITEM D	0.00	PLUS	45,684.91	=	(D3)	45684.91
E.	EMPLOYER'S UI CONTRIBUTIONS	2.600	% times C			(E)	0.00
E1.	EMPLOYMENT TRAINING TAX	0.100	% times C			(E1)	0.00
F.	EMPLOYEE CONTRIBUTIONS (SDI)
		(F1) SDI Employee Contribution		(F2) DI Previously Paid This Quarter
	WITHHELD 0.900 % Times D2.	411.16	LESS	385.30	=	(F3)	25.86
		(G1) Total Employee PIT Withheld		(G2) PIT Previously Paid This Quarter
G.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD	3,727.32	LESS	3,446.12	=	(G3)	281.20
H.	ADJUSTMENT TO PRIOR QUARTERS - A DE 938, Quarterly Report Adjustment Form, must be attached					(H)	0.00
J.	SUBTOTAL (Add Items E, E1, F3, G3 and H)					(J)	307.06
K.	DI VOLUNTARY PLAN ASSESSMENT	0.000	% Times DI			(K)	0.00
L.	TAXES DUE THIS QUARTER (Add Items J & K)					(L)	307.06
Make check payable to EMPLOYMENT DEVELOPMENT DEPARTMENT INCLUDE EMPLOYER ACCOUNT NUMBER ON CHECK.				Bank No._______________ DO NOT STAPLE CHECK TO RETURN)			DEPT USE
FOURTH QUARTER
M.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD - PIT WITHHELD PER FORMS W-2 AND/OR 1099-R						0.00
HELP US IMPROVE THE QUALITY OF OUR EMPLOYMENT TAX SERVICES. PLEASE RATE OUR CURRENT SERVICES BY ENTERING THE APPROPRIATE NUMBER IN THE BOX: 4=EXCELLENT 3=GOOD 2=FAIR 1=POOR							/4/

BE SURE TO SIGN THIS DECLARATION: I DECLARE that the information herein is true and correct to the best of my knowledge and belief.

Signature	E Sloustcher	Title	PROBUSINESS/ATTORNEY-IN-FACT (Owner, Accountant, Preparer, etc.)	Phone	925-737-3151	Date	10/31/01

/x/ Check this block if individual employees' wages are reported on magnetic media instead of on wage detail forms.

SEE INSTRUCTIONS THE BACK OF THIS FORM

DE 3D Rev. 9 (1-97) State of California/Employment Development Department/P.O. Box 826847/Sacramento, CA 94247-0001

PowerTax Facsimile Tax Return Form: CA DE3DV2	11/15/2001 05:45:40PM CU-TA 198G

In re: eToys, Inc.	eToys, Inc. Accounts Payable Aging Report As of October 31, 2001	Case No. 01-00706 MFW
	Current	1 - 30	31 - 60	61 - 90	> 90		TOTAL
AMERICAN STOCK EXCHANGE	0.00	0.00	0.00	0.00	24.38		24.38
ARCUS DATA SECURITY	0.00	0.00	0.00	0.00	313.35		313.35
AVAYA	0.00	0.00	0.00	0.00	10,975.41	(1)	10,975.41
BANC ONE LEASING CORPORATION	0.00	0.00	0.00	0.00	52,099.87	(1)	52,099.87
BLOOMBERG LP	0.00	0.00	0.00	0.00	6,662.70		6,662.70
BLUE CROSS OF CALIFORNIA	0.00	-5,046.72	0.00	0.00	0.00		-5,046.72
CHASE MELLON SHAREHOLDER SERVICES	0.00	0.00	0.00	0.00	3,348.02		3,348.02
COMDISCO INC.	0.00	0.00	0.00	0.00	146,955.01	(1)	146,955.01
DE LAGE LANDEN	0.00	0.00	0.00	0.00	28,488.04	(1)	28,488.04
EXODUS	0.00	0.00	0.00	0.00	982.26	(1)	982.26
GLOBAL CENTER	0.00	0.00	0.00	0.00	68,598.74		68,598.74
KILROY REALTY, L.P.	0.00	0.00	0.00	0.00	2,931.81		2,931.81
LEXIS NEXIS	0.00	0.00	0.00	0.00	478.62		478.62
MARSH RISK & INSURANCE SVCS	0.00	0.00	0.00	0.00	-458.00		-458.00
MERRILL COMMUNICATIONS LLC	7,502.48	4,827.14	0.00	0.00	0.00		12,329.62
PACIFIC BELL (SAC)	0.00	0.00	0.00	0.00	187.64		187.64
PANJABI, SATISH	0.00	3,243.75	0.00	0.00	0.00		3,243.75
PBCC	0.00	0.00	0.00	0.00	994.68		994.68
RECALL-INFORMATION MNT	274.25	0.00	0.00	0.00	0.00		274.25
SOUTH BAY SECURITY	0.00	0.00	0.00	0.00	450.00		450.00
SPIEKER PROPERTIES	0.00	0.00	0.00	0.00	86.69		86.69
SPRINT (ATLANTA)	0.00	0.00	0.00	0.00	12,646.93		12,646.93
SPRINT (PO BOX 79255)	0.00	0.00	0.00	0.00	8,787.40		8,787.40
SPRINT CONFERENCING SERIVCES	102.66	0.00	0.00	0.00	0.00		102.66
VERIZON CALIFORNIA	1,687.17	0.00	20,114.94	0.00	0.00		21,802.11
XEROX CORPORATION	0.00	0.00	0.00	0.00	90.00		90.00

TOTAL	9,566.56	3,024.17	20,114.94	0.00	344,643.55		377,349.22

Notes:

(1)
Lease

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period 10/01/01-10/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period		$607,963.52

(+) Amounts billed during the period

(-) Amounts collected during the period

(-) Other adjustments

Total Accounts Receivable at the end of the reporting period		$607,963.52

Accounts Receivable Aging
0-30 days old	$

31-60 days old

61-90 days old

91 + days old		607,963.52

Total Accounts Receivable		$607,963.52

Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)		$607,963.52

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.	X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

Assets/inventory and/or scrap was sold outside the normal course of business as a result of the company operating in a liquidation process.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re: eToys Distribution LLC	Case No. 01-00707 (MFW) Reporting Period: 10/01/01-10/31/01

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	11/16/01 Date
BARRY GOLD Printed Name of Authorized Individual	CEO Title of Authorized Individual

    *Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

    Attachment to Monthly Operating Report (MOR cover page):

  All payroll taxes are impounded by the independent payroll service therefore payment receipt is not applicable.

In re:	eToys Distribution LLC	Case No. 01-00707 MFW
	Debtor	Reporting Period 10/01/01-10/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

	UBOC Pre-petition	BofA Acct No. 1459-2-08325	Union Bank Acct No. 2180039778	Total
CASH BEGINNING OF MONTH	0.00	0.00	27,651.82	27,651.82
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS—SWEEP ACCOUNT				0.00
TRANSFERS FROM eTOYS INC CD				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP			130,000.00	130,000.00
INTEREST				0.00
TOTAL RECEIPTS	0.00	0.00	130,000.00	130,000.00
DISBURSEMENTS
NET PAYROLL				0.00

PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES			(21,572.66)	(21,572.66)
INSURANCE				0.00
ADMINISTRATIVE			(67,353.46)	(67,353.46)
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES *				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES			(3,750.00)	(3,750.00)
COURT COSTS				0.00
TOTAL DISBURSEMENTS	0.00	0.00	(92,676.12)	(92,676.12)
NET CASH FLOW	0.00	0.00	37,323.88	37,323.88
CASH END OF MONTH	0.00	0.00	64,975.70	64,975.70

*PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		92,676.12
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		92,676.12

Note: All payroll disbursements of eToys Distribution LLC were paid by eToys, Inc. and included in Etoys Inc. MOR-1.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	Reporting Period 10/01/01-10/31/01

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

	Union Bank of Cal. 2180039778	Bank of America 1459-2-08325
BALANCE PER BOOKS	$64,975.70	$—
BANK BALANCE	$71,553.27	$—
(+) DEPOSITS IN TRANSIT (attach list)	—	0.00
(-) OUTSTANDING CHECKS (attach list)	(6,577.57)	0.00
OTHER (attach list)
ADJUSTED BANK BALANCE	$64,975.70	$—

*
Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
	30231	15.07	None
	30232	2,812.50
	30233	3,750.00

Total Outstanding Checks		$6,577.57
OTHER

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

CASH DISBURSEMENTS
October 2001

Date	Check Number	Name	Amount
10/4/01	30218	AT&T	15.07
10/4/01	30219	FIRST PIEDMONT	3,828.08
10/4/01	30220	NATIONWIDE GUARD SERVICES	1,960.00
10/4/01	30221	PACIFIC BELL	299.33
10/9/01	30222	CURTIS MOVERS, INC	16,759.25
10/10/01	30223	ABH Staffing, Inc.	2,812.50
10/10/01	30224	ABH Staffing, Inc.	2,812.50
10/11/01	30225	CENTURY DISTRIBUTING COMPANY	2,025.00
10/12/01	30226	SHAPIRO LIVING TRUST	20,000.00
10/12/01	30227	SHAPIRO LIVING TRUST	1,572.66
10/12/01	30228	VOID:	—
10/17/01	30229	DOMINION VIRGINIA POWER	31,201.66
10/17/01	30230	ABH Staffing, Inc.	2,812.50
10/26/01	30231	AT&T	15.07
10/26/01	30232	ABH Staffing, Inc.	2,812.50
10/31/01	30233	U.S. TRUSTEE	3,750.00

		TOTAL DISBURSEMENTS	$92,676.12

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Statement of Operations (MOR-2)

March 7 through October 31, 2001 and One Month Ended October 31, 2001

UNAUDITED

	Mar 7 - Oct 31, '01	Oct '01
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	11,554.62	11,554.62
Loss on Disposal of Assets	-38,616,946.27	-308,238.16
Other Income	838.20	0.00
Refunds Received	3,330.35	180.03
Liquidation Proceeds—Other	2,712,798.16	77,653.84

Total Liquidation Proceeds	-35,888,424.94	-218,849.67

Total Income	-35,888,424.94	-218,849.67
Cost of Goods Sold
Cost of Goods Sold	2,044,470.55	0.00

Total COGS	2,044,470.55	0.00

Gross Profit	-37,932,895.49	-218,849.67
Expense
Automobile Expense	715.53	0.00
Dues and Subscriptions	22.56	0.00
Equipment Leases	230,338.93	-149,189.38
Equipment Rental	8,580.20	0.00
Freight	274,576.82	0.00
Miscellaneous	1,279.71	0.00
Moving Expense	12,050.00	0.00
Outside Services	4,237.60	835.72
Payroll taxes	105,737.03	1,357.59
Postage and Delivery	11,627.11	178.70
Printing and Reproduction	33.44	0.00
Rent	2,292,306.50	0.00
Repairs
Computer Repairs	14,599.28	0.00
Equipment Repairs	3,855.91	0.00

Total Repairs	18,455.19	0.00
Salaries & Wages
Vacation Expense	31,316.57	0.00
Salaries & Wages—Other	1,330,051.56	31,305.89

Total Salaries & Wages	1,361,368.13	31,305.89
Security	130,109.24	1,960.00
Supplies
Office	162.40	0.00
Supplies—Other	33,417.58	0.00

Total Supplies	33,579.98	0.00
Taxes	11,743.15	0.00
Telephone
Communications Expense	3,017.78	299.33
Telephone—Other	52,769.86	15.07

Total Telephone	55,787.64	314.40
Temporary Help	107,889.76	11,250.00
Travel & Ent
See accompanying Note To Financial Statements	Page 1 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Statement of Operations (MOR-2)

March 7 through October 31, 2001 and One Month Ended October 31, 2001

UNAUDITED

Ordinary Income/Expense
Travel	2,178.82	0.00
Travel & Ent—Other	562.34	0.00

Total Travel & Ent	2,741.16	0.00
Utilities
Gas and Electric	256,309.24	47,511.59
Water & Trash	6,991.07	4,399.25
Utilities—Other	24,464.40	0.00

Total Utilities	287,764.71	51,910.84

Total Expense	4,950,944.39	-50,076.24

Net Ordinary Income (Loss)	-42,883,839.88	-168,773.43
Other Income/Expense
Other Income
Interest Income	5,734.49	0.00
Other Income	734.65	0.00

Total Other Income	6,469.14	0.00
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management	64,830.80	0.00
CLI Liquidation Expenses	139,173.75	38,784.25

Total Post-Petition Payments	204,004.55	38,784.25
Pre-Petition Payments
Employee Reimbursements	7,780.08	0.00
Exp Charged—Sec Dep	1,052,398.00	0.00
Other Critical Vendors	27,523.51	0.00

Total Pre-Petition Payments	1,087,701.59	0.00
Provision for Restructuring Chg	54,251,000.00	0.00

Total Other Reorganization Expenses	55,542,706.14	38,784.25
U.S. Trustees Fees	12,500.00	3,750.00

Total Reorganization Expenses	55,555,206.14	42,534.25

Total Other Expense	55,555,206.14	42,534.25

Net Other Income	-55,548,737.00	-42,534.25

Net loss	-98,432,576.88	-211,307.68

See accompanying Note To Financial Statements	Page 2 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Balance Sheet (MOR-3)
As of October 31, 2001
UNAUDITED

Oct 31, '01
ASSETS
Current Assets
Checking/Savings
102000 — UBOC DIP ACCOUNT	64,975.70

Total Checking/Savings	64,975.70
Other Current Assets
Other Liquidated Debts
122500 — Employee Receivables	10,027.92
129000 — A/R Other	4,635.04
155000 — A/P Debit Balances	283,821.61

Total Other Liquidated Debts	298,484.57

Total Other Current Assets	298,484.57

Total Current Assets	363,460.27
Fixed Assets
Machinery & Equipment
201000 — Leasehold Improvements	30,698,429.04
201500 — Heavy Equipment	2,511,662.88
204000 — Heavy Equip Cap Lse	10,069,284.07
211000 — A/D Leasehold Impr	-860,480.96
211500 — A/D Heavy Equipment	-80,326.78
214000 — A/D Heavy Eq Cap Lse	-326,090.20

Total Machinery & Equipment	42,012,478.05
Office Equipment & Furnishings
202000 — Office Equipment	2,220,343.57
202500 — Furniture & Fixtures	1,433,137.47
203000 — Computer Hardware	1,813,253.39
204500 — Off Equip Cap Lse	3,169,392.68
205000 — Furn & Fix Cap Lse	1,669,178.61
205500 — Comp Hardware Cap Lse	3,537,520.06
212000 — A/D Office Equipment	-556,698.19
212500 — A/D Furn & Fixtures	-138,786.70
213000 — A/D Computer Hardware	-435,952.39
214500 — A/D off Equip Cap Lse	-263,968.32
215000 — A/D Furn & Fix Cap Lse	-122,973.58
215500 — Comp Hdwre Cap Lse	-781,790.45

Total Office Equipment & Furnishings	11,542,656.15
Vehicles
201800 — Vehicle Equipment	63,697.11
206500 — Vehicle — Cap Lease	866,408.64
211800 — A/D Vehicle Equipment	-961.26
216500 — A/D Vehicle Cap Lease	-53,721.25

Total Vehicles	875,423.24

Total Fixed Assets	54,430,557.44
Other Assets
Intangible Assets
244000 — Lease/Loan Orig Fee	241,894.63
244500 — Accum Amort Loan Fees	-46,627.37

See accompanying notes to Financial Statements.	Page 1 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Balance Sheet (MOR-3)
As of October 31, 2001
UNAUDITED

Total Intangible Assets	195,267.26
Reserve for Restructuring	-53,945,448.03
Security Deposits
241000 — Other Security Deposit	973,360.57

Total Security Deposits	973,360.57

Total Other Assets	-52,776,820.20

TOTAL ASSETS	2,017,197.51

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	93,579.56

Total Accounts Payable	93,579.56
Other Current Liabilities
Post-Petition Liabilities
ESPP Liab	-301.32
I/C Due to eToys, Inc.	-12,882,529.12
Other Payroll Withholdings	137.31
Vacation Accrual	31,316.57

Total Post-Petition Liabilities	-12,851,376.56

Total Other Current Liabilities	-12,851,376.56

Total Current Liabilities	-12,757,797.00
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
311000 — Sales and Use Taxes	2,503,620.11
332000P — Emp Claims Priority	162,969.44

Total Priority Claims	2,666,589.55
Secured Claims
351000 — Capital Lease Oblgtns	11,431,105.14
352000 — L-T Notes Payable	11,939,562.59

Total Secured Claims	23,370,667.73
Unsecured Claims
301000 — Accounts Payable	48,026,535.20
303500 — Equipment Lease	27,443.24
332000U — Emp. Claims Unsecured	315,417.43
I/C — Due to eToys, Inc.	65,413,313.98

Total Unsecured Claims	113,782,709.85

Total Liabs Subject to Compromise	139,819,967.13

Total Long Term Liabilities	139,819,967.13

Total Liabilities	127,062,170.13

Total Equity	-125,044,972.62

TOTAL LIABILITIES & EQUITY	2,017,197.51

See accompanying notes to Financial Statements.	Page 2 of 2

In re: eToys Distribution LLC Debtor	Case No. 01-00707 (MFW) Reporting Period: 10/1/01-10/31/01

Notes to Unaudited Financial Statements (MOR-2, 3)
As of October 31, 2001
UNAUDITED

NOTE 1—Basis of Presentation

Assets are carried at cost. Amounts anticipated to be realized from the liquidation of the Company's assets are expected to be significantly less than book value. The Company has not been able to definitively determine the amount expected to be realized from the sale of its assets. No adjustment has been made to the cost basis of assets to reflect the lower value.

NOTE 2—Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.

In re:	eToys Distribution LLC	Case No. 01- 00707 (MFW)
	Debtor	Reporting Period: 10/01/01- 10/31/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	6,455.92	6,455.92	10/5, 10/12, 10/19, 10/26	Note 1	0.00
FICA-Employee	0.00	1,357.59	1,357.59	10/5,10/12,10/19,10/26	Note 1	0.00
FICA-Employer	0.00	1,357.59	1,357.59	10/5,10/12,10/19,10/26	Note 1	0.00
Tax Rate Adjustment	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00				0.00
Other:	0.00	0.00				0.00
Total Federal Taxes	0.00	9,171.10	9,171.10			0.00
STATE AND LOCAL
Withholding	0.00	1,855.49	1,855.49	10/5,10/12,10/19,10/26	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	1,855.49	1,855.49			0.00
Total taxes	0.00	11,026.59	11,026.59			0.00

    Note 1 — All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies

SUMMARY OF UNPAID POSTPETITION DEBTS

    Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	> 90	Total
Accounts payable	15,770.74	280.40	—	—	77,528.42	93,579.56
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: Vacation Accrual						31,316.57
Other: Post Petition Liabilities						(164.01)
Total Postpetition Debts						124,732.12

    Explain how and when the Debtor intends to pay any past-due postpetition debts.

    Debtor has adequate funds to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balance and adjudication of motions for allowance of administrative claims.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

BOE-401-A (FRONT)	P.O. BOX 3652		310-342-1000	STATE OF CALIFORNIA
REV. 119 (9-01)	CULVER CITY	CA 90231-3652		BOARD OF EQUALIZATION
STATE, LOCAL and DISTRICT SALES and USE TAX RETURN				BOARD USE ONLY
DUE ON OR BEFORE Oct 31, 2001 for Jul through Sep 2001			2301	RA-IT LOC REG RA-BTR AACS REF
[FOID 6-973-630]	7		YOUR ACCOUNT NO.
		SR Y AS	97-657200 4
SC				EFT

BOARD OF EQUALIZATION P.O. BOX 942879 SACRAMENTO CA 94279-8044		12200 W. OLYMPIC BLVD. ETOYS DISTRIBUTION, LLC 12200 WEST OLYMPIC BLVD LOS ANGELES CA 90064		19000-997-0000 3 01/00 RT-AAC GLA

READ SCHEDULE T - TAX ADJUSTMENT WORKSHEET and 01-2 RETURN INSTRUCTIONS BEFORE PREPARING THIS RETURN

1.	TOTAL (GROSS) SALES	1.	$552,000.00	PLEASE ROUND CENTS TO THE NEAREST WHOLE DOLLAR
2.	PURCHASES SUBJECT TO USE TAX	2.	0.00
3.	TOTAL (add lines 1 and 2)	3.	552,000.00
4.	SALES TO OTHER RETAILERS FOR PURPOSES OF RESALE	50	$552,000.00
5.	NONTAXABLE SALES OF FOOD PRODUCTS	51.00
6.	NONTAXABLE LABOR (repair and installation)	52.00
7.	SALES TO THE UNITED STATES GOVERNMENT	53.00
8.	SALES IN INTERSTATE OR FOREIGN COMMERCE	54.00
9.	SALES TAX (IF ANY) INCLUDED ON LINE 1	55.00
10.	(a) BAD DEBT LOSSES ON TAXABLE SALES	56.00
(b) COST OF TAX-PAID PURCHASES RESOLD PRIOR TO USE	57.00
(c) RETURNED TAXABLE MERCHANDISE	58.00
(d) CASH DISCOUNTS ON TAXABLE SALES	59.00
(e) PARTIAL STATE TAX EXEMPTION
You must complete BOE-531-T REV. 3 (9-01), Box 60 Total Partial Schedule T and boxes 60 & 61 to claim a Exemption partial exemption. 60 .00	61.00
(f) OTHER (clearly explain)	90.00
11.	TOTAL NONTAXABLE TRANSACTIONS REPORTED ON LINES 4 THRU 10(f) (add lines 4 thru 10(f))	11.	552,000.00
12.	TRANSACTIONS SUBJECT TO STATE TAX (subtract line 11 from line 3)	12.	0.00
(a) Enter line 12, Column A amount, from Schedule T worksheet	12(a) $
13.	STATE TAX 5.75% (multiply line 12 by .0575 OR enter line 13(c) amount from Schedule T worksheet)	13.	0.00	<
14.	(a) TRANSACTIONS SUBJECT TO COUNTY TAX (add amount in box 61 (above) to line 12) Enter total here	14(a).	0.00
(b) COUNTY TAX 1/4% (multiply line 14(a) by .0025)	14(b).	0.00	<
15.	ADJUSTMENTS FOR LOCAL TAX (see line 15 instructions)	15.	0.00
REC NO.	16.	TRANSACTIONS SUBJECT TO LOCAL TAX (add or subtract line 15 to or from line 14(a))	16.	0.00
17.	LOCAL TAX 1% (multiply line 16 by .01)	17.	0.00	<
18.	DISTRICT TAX (from Schedule A, line A11) YOU MUST COMPLETE SCHEDULE A ON REVERSE IF YOU ARE ENGAGED IN BUSINESS IN A TRANSACTIONS TAX DISTRICT	18.	0.00	<
19.	TOTAL STATE, COUNTY, LOCAL AND DISTRICT TAX (add < lines 13, 14(b), 17 & 18)	19.	0.00
20.	DEDUCT sales or use tax imposed by other states and paid on the purchase price of tangible personal property. Purchase price must be included in line 2	20.	0.00
21.	NET TAX (subtract line 20 from line 19)	21.	0.00
PM	22.	Less PREPAYMENTS 1ST PREPAYMENT 2ND PREPAYMENT	Total	22.	$0.00
$	$	Prepayment
23.	REMAINING TAX (subtract line 22 from line 21)	23.	0.00
24.	PENALTY of 10% (.10) is due if your tax payment is made, or your return is filed, after the due date shown above (see line 24 instructions)	PENALTY	24.	0.00
25.	INTEREST: One month's interest is due on tax for each month or fraction of a month that payment is delayed after the due date. The adjusted monthly interest rate is 1% (.01000)(12% divided by 12).	INTEREST	25.	0.00
DE	26.	TOTAL AMOUNT DUE AND PAYABLE (add lines 23, 24 & 25)	26.	$0.00

IF YOU PAID BY CREDIT CARD AS DESCRIBED ON PAGE 1 OF THE INSTRUCTIONS CHECK HERE [  ].

I hereby certify that this return, including any accompanying schedules and statements, has been examined by me and to the best of my knowledge and belief is a true, correct and complete return.

YOUR SIGNATURE AND TITLE	TELEPHONE NUMBER	DATE
/s/ Barry Gold CEO	310-258-1677	10/30/01
PAID PREPARER'S PAID PREPARER'S NAME USE ONLY	PAID PREPARER'S TELEPHONE NUMBER	SC

Make a copy for your records.

Employer's Quarterly Federal Tax Return
See separate instructions for information on completing this return.
Please type or print.

Form 941 (Rev. October 2000) Department of Treasury Internal Rev. Service	4141	09/30/2001 54-1959013	OMB No. 1545-0029 T FF FD FP I T
Enter state code for state in which deposits were made ONLY if different from state in address to the right (see page 2 of instructions). CA		E TOYS DISTRIBUTION LLC 12200 W. Olympic Blvd Los Angeles CA 90064

If address is different from prior return, check here

IRS Use

1	1	1	1	1	1	1	1	1	1	2	3	3	3	3	3	3	3	3		4	4	4		5	5	5

6		7		8	8	8	8	8	8		9	9	9	9	9		10	10	10	10	10	10	10	10	10	10

If you do not have to file returns in the future, check here    and enter date final wages paid

If you are a seasonal employer, see Seasonal employers on page 1 of the instructions and check here

1.	Number of employees in the pay period that includes March 12th	1	0.00
2.	Total wages and tips, plus other compensation					2	191286.21
3.	Total income tax withheld from wages, tips, and sick pay					3	39390.65
4.	Adjustment of withheld income tax for preceding quarters of calendar year					4	0.00
5.	Adjusted total of income tax withheld (line 3 as adjusted by line 4—see instructions)					5	39390.65
6.	Taxable social security wages	6a	$145532.41	×	12.4% (.124)=	6b	18046.02
	Taxable social security tips	6c	$0.00	×	12.4% (.124)=	6d	0.00
7.	Taxable Medicare wages and tips	7a	$191286.21	×	2.9% (.029)=	7b	5547.30
8.	Total social security and Medicare taxes (add lines 6a, 6b, and 7b). Check here if wages are not subject to social security and/or Medicare tax					8	23593.32
9.	Adjustment of social security and Medicare taxes (see instructions for required explanation)
	Sick Pay +/- Fractions of Cents -0.02 Other					9	-0.02
10.	Adjusted total of social security and Medicare taxes (line 8 as adjusted by line 9—see instructions)					10	23593.30
11.	Total taxes (add lines 5 and 10)					11	62983.95
12.	Advance earned income credit (EIC) payments made to employees.					12	0.00
13.	Net taxes (subtract line 12 from line 11). If $1,000 or more, this should equal line 17, column (d) below (or line D of Schedule B (Form 941)					13	62983.95
14.	Total deposits for quarter, including overpayment applied from a prior quarter					14	62983.95
15.	Balance due (subtract line 14 from line 13). See instructions					15	0.00
16.	Overpayment, if line 14 is more than line 13, enter excess here		0.00
	and check if to be: Applied to next return OR Refunded.
	• All filers: If line 13 is less than $1,000, you need not complete line 17 or Schedule B.
	• Semiweekly depositors: Complete Schedule B (Form 941) and check here				X
	• Monthly depositors: Complete line 17, columns (a) through (d) and check here
17.	Monthly Summary of Federal Tax Liability
(a) First month liability	(b) Second month liability	(c) Third month liability	(d) Total liability for quarter

Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Sign Here Signature	/s/ E Sloustcher	Print Your Name & Title	Eilan Sloustcher ATTORNEY-IN-FACT	Date	10/31/01

For Paperwork Reduction Act Notice, see page 1 of separate instructions.				Form 941 (Rev. 10-2000)
Source Code = PNA
PowerTax Facsimile Tax Return Form: FED_941_98				11/15/2001 05:45:40 PM

SCHEDULE B (FORM 941)	Employer's Record of Federal Tax Liability	OMB No. 1545-0029
(Rev January 1996)	See Circular E for more information about employment tax returns.
Department of Treasury	5151
Internal Rev Service	Attach to Form 941 or Form 941-SS.
Name as shown on Form 941 (Form 941-SS)	Employer identification number	Date quarter ended
ETOYS DISTRIBUTION LLC	54-1959013	09/30/2001

You must complete this schedule if you are required to deposit on a semiweekly basis, or if your tax liability on any day is $100,000 or more. Show tax liability here, not deposits. (The IRS gets deposit data from FTD coupons.)

A. Daily Tax Liability—First Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5		12		19		26
6	12707.69	13	11443.78	20	8067.18	27	4098.14
7		14		21		28
A Total tax liability for first month of quarter								A	36516.79

B. Daily Tax Liability—Second Month of Quarter
1		8		15		22		29
2		9		16		23		30
3	5248.11	10	2523.89	17	2371.48	24	2516.55	31	3013.93
4		11		18		25
5		12		19		26
6		13		20		27
7		14		21		28
B Total tax liability for second month of quarter								B	15673.96

C. Daily Tax Liability—Third Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5		12		19		26
6		13		20		27
7	3614.40	14	2515.75	21	2460.53	28	2652.52
C Total tax liability for third month of quarter								C	10793.20
D Total for quarter (add lines A, B, and C). This should equal line 13 of Form 941								D	62983.95
For Paperwork Reduction Act Notice, see instructions.							Schedule B (Form 941)(Rev. 1-96)
Source Code = PNA
PowerTax Facsimile Tax Return Form: FED_B941							11/15/2001 05:45:40 PM

QUARTERLY CONTRIBUTION RETURN
EDD Serving the People of California	PLEASE TYPE THIS FORM—DO NOT ALTER PREPRINTED INFORMATION	Approved Extension To
You must FILE this return even though you had no payroll. If no payroll show "0" in Item B, check no payment enclosed box on envelope. Please sign the declaration on line K.
						YR	QTR
QUARTER ENDED	09/30/2001	DUE	10/31/01	DELINQUENT IF NOT POSTMARKED OR RECEIVED BY	10/31/01	2001	3
/ / CHECK THIS BLOCK if changes are reported on the Request For Change form—refer to third page.						Employer Account No. 454-5688-6
E TOYS DISTRIBUTION LLC 12200 W. Olympic Blvd	DO NOT ALTER THIS AREA
Los Angeles CA 90064	P1	P2	C	P	U	S	W	A
			Mo.	Day	Yr.		WIC
	EFFECTIVE DATE		=	=	=

            FEIN   54-1959013

A.	NUMBER OF EMPLOYEES earning wages during or receiving pay for the pay periods that include the 12th day of the calendar month (enter numerals only). Please complete all fields. Blank fields will be identified as missing data.	1st Month	6	2nd Month	6	3rd Month	6
B.	TOTAL SUBJECT WAGES PAID THIS QUARTER	(B)	125445.69
C.	UNEMPLOYMENT INSURANCE TAXABLE WAGES (UI) (Individual Employee Wages to $7,000.00 per calendar year)	(C)	0.00
D.	DISABILITY INSURANCE TAXABLE WAGES (DI) (Individual Employee Wages to $46,327.00 per calendar year)
		(D1 Voluntary Plan)		(D2 State Plan)
	BREAKDOWN OF ITEM D	0.00	PLUS	33,999.51	=	(D3)	33999.51
E.	EMPLOYER'S UI CONTRIBUTIONS	3.400	% Times C			(E)	0.00
E1.	EMPLOYMENT TRAINING TAX	0.100	% Times C			(E1)	0.00
F.	EMPLOYEE CONTRIBUTIONS (SDI)
		(F1) SDI Employee Contribution		(F2) DI Previously Paid This Quarter
	WITHHELD 0.900 % Times D2..	306.00	LESS	306.01	=	(F3)	-0.01
		(G1) Total Employee PIT Withheld		(G2) PIT Previously Paid This Quarter
G.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD	7,645.76	LESS	7,645.76	=	(G3)	0.00
H.	ADJUSTMENT TO PRIOR QUARTERS - A DE 938, Quarterly Report Adjustment Form, must be attached					(H)	0.00
J.	SUBTOTAL (Add Items E, E1, F3, G3 and H)					(J)	-0.01
K.	DI VOLUNTARY PLAN ASSESSMENT	0.000	% Times DI			(K)	0.00
L.	TAXES DUE THIS QUARTER (Add Items J & K)					(L)	-0.01
Make check payable to EMPLOYMENT DEVELOPMENT DEPARTMENT INCLUDE EMPLOYER ACCOUNT NUMBER ON CHECK.				Bank No._______________ DO NOT STAPLE CHECK TO RETURN)			DEPT USE
FOURTH QUARTER
M.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD - PIT WITHHELD PER FORMS W-2 AND/OR 1099-R						0.00
HELP US IMPROVE THE QUALITY OF OUR EMPLOYMENT TAX SERVICES. PLEASE RATE OUR CURRENT SERVICES BY ENTERING THE APPROPRIATE NUMBER IN THE BOX: 4=EXCELLENT 3=GOOD 2=FAIR 1=POOR							/4/

BE SURE TO SIGN THIS DECLARATION: I DECLARE that the information herein is true and correct to the best of my knowledge and belief.

Signature	E Sloustcher	Title	PROBUSINESS/ATTORNEY-IN-FACT (Owner, Accountant, Preparer, etc.)	Phone	925-737-3151	Date	10/31/01

/x/ Check this block if individual employees' wages are reported on magnetic media instead of on wage detail forms.

SEE INSTRUCTIONS THE BACK OF THIS FORM

DE 3D Rev. 9 (1-97) State of California/Employment Development Department/P.O. Box 826847/Sacramento, CA 94247-0001

PowerTax Facsimile Tax Return Form: CA DE3DV2	11/15/2001 05:45:40PM CU-TA 198G

Employer's Contribution & Payroll Report—65-5300 (10-94) Job Service of Iowa-1000 East Grand Avenue Des Moines, Iowa 60319-0209 Telephone (515) 281-5339	12.	Page	1	of	1

Payment Computation (If no wages this quarter, see instructions)
1.	Total Wages (All Pages)	$0.00	13. Iowa Account Number		For Months Of	Qtr Yr
2.	Taxable Wages (All Pages)	$0.00	305547 2		JUL/AUG/SEP	3/01
3.	Contribution Due (Item 2 X 0.01000)	$0.00	Year	Taxable Wage Base	Contribution Rate	Surcharge Rate
4.	Surcharge Due (Item 2 X 0.00040)	$0.00	2001	17,900.00	1.000%	0.040%
5.	Total lines 3 and 4	$0.00	Federal ID Number		Delinquent After Date
6.	Interest Due (See Instructions)	$0.00	54-1959013		10/31/01
7.	Penalty Due (See Instructions)	$0.00	Employer Name & Address
8.	Total Due (Items 5, 6 and 7)	$0.00
9.	Amount Due from Previous Quarter	$0.00	ETOYS DISTRIBUTION LLC 12200 W. Olympic Blvd Los Angeles		CA 90064
10.	Credit Due from Previous Quarter	$0.00
11.	Amount Paid	$0.00
(Make check payable to Job Service of Iowa)
If total due is less than $1.00, no payment is required.

Payroll Listing	14. Check if payroll reporting is by:	/x/ magnetic tape	/ / cartridge	/ / diskette

15. Social Security Number	16. Last Name First Name MI	17. Total Wages Paid	18. Taxable Wages Paid

	Wage Detail On Tape

	19. Totals For This Page	0.00	0.00

Labor Market Information							DEPARTMENTAL USE ONLY Do not write in shaded area
				1st Month	2nd Month	3rd Month
20.	Each number of employees paid wages this quarter 1	21.	Enter number of employees on the payroll during the pay period which includes the 12th day of each month of this quarter.	0	0	0
22.	Identify Iowa Worksites	23.	Amount of pay which exceeds regular and recurring payments to employees; such as bonus, executive pay, severence pay, etc.
	Single Worksite County Number	24.	If the number of employees increased or decreased during the quarter for any of the following reasons, please check the box(es) to indicate the reason(s).	1. / / seasonal change 2. / / labor dispute	3. / / layoff 4. / / recall	5. / / worksite opening 6. / / worksite closing
For Multiple Worksites Complete the "Multiple Worksite Report". If not received, please call the telephone number at right.			If you have questions regarding Labor Market Information, please contact the Audit and Analysis Unit of Job Service of Iowa at 1-800-532-1249 (in Iowa) or 1-515-281-8415 (outside Iowa).
F E C R FD RTE UNP EC CHG LD
25.	If there are any CHANGES in your FEDERAL ID NUMBER, ACCOUNT NAME, ADDRESS, OR OWNERSHIP please complete and return the "EMPLOYER'S NOTICE OF CHANGE".
I CERTIFY that this report is true and correct and that no part of the contribution was deducted from any employee's wages.
Print Preparer's Name	PROBUSINESS	Preparer's Telephone Number

Authorized Signature	/s/ E SLOUSTCHER	Title	PROBUSINESS/ATTORNEY-IN-FACT

Business Telephone	925-737-3151	Date	10/06/01

PowerTax Facsimile Tax Return Form: IA_655300		11/15/2001 05:45:47 PM

IOWA department of Revenue and Finance	Withholding Quarterly Return

5419590130014093001 9		1.	Total Tax Withheld This Quarter	0 00
		2.	This Quarter's Monthly Deposits	0 00
Employer ID Number	Period Ending	3.	Less Adjustments/Credits
54-195901300 1	09/30/01
	Due Date	4.	Balance Due
	10/31/01		Subtract lines 2 and 3 from line 1	0 00
Name and Address		5.	Penalty
ETOYS DISTRIBUTION LLC 12200 W. Olympic Blvd		6.	Interest
Los Angeles CA 90064		7.	Amount Due	0 00

Signature of Withholding Agent	/s/ E SLOUSTCHER	Date	10/31/01	MAKE CHECK PAYABLE TO
TREASURER—STATE OF IOWA
Daytime Phone No.:	925-737-3151			44-095A (10/4/00)
PowerTax Facsimile Tax Return Form: IAY44095A			11/15/2001 05:45:48 PM

TAX020
 (Rev. 3/1000)

STATE OF IDAHO - DEPARTMENT OF LABOR EMPLOYER QUARTERLY UNEMPLOYMENT INSURANCE TAX REPORT	CASHIER IDAHO DEPARTMENT OF LABOR 317 W MAIN STREET BOISE IDAHO 83735-0610 Telephone: (208) 334-6318 or (800) 448-2977

STATE ACCOUNT NUMBER: 000200619 7

 FEDERAL IDENTIFICATION NUMBER: 54-1959013
 (Verify and make necessary corrections.)
1. LEGAL ENTITY NAME AND ADDRESS:

ETOYS DISTRIBUTION LLC
12200 W. Olympic Blvd

Los Angeles, CA 90064
SHOW BELOW ANY CHANGES IN NAME, MAILING ADDRESS OR OWNERSHIP TOGETHER WITH EFFECTIVE DATE.

NAME CHANGED TO:

NEW MAILING ADDRESS:

OWNERSHIP CHANGED:                  EFFECTIVE DATE:

NEW OWNERS:

CEASED OPERATIONS:                    EFFECTIVE DATE:

IMPORTANT: MAKE NO PRIOR QUARTER ADJUSTMENTS ON THIS REPORT.

2.	DATE QUARTERLY TAX REPORT IS DUE:		10/31/01
3.	YEAR WAGES WERE PAID:		2001
	CALENDAR QUARTER WAGES WERE PAID:		3RD
	CONTRIBUTION RATE + ADMINISTRATIVE RESERVE RATE + WORKFORCE DEVELOPMENT RATE =
4.	TAX RATE: 1.500		1.500%
5.	TOTAL GROSS WAGES PAID TO ALL EMPLOYEES THIS QUARTER. ENTER "0" IF NO EMPLOYMENT: (Should be the same as your Wage Report total.)
		(Drop cents)	0.00
6.	WAGES PAID TO INDIVIDUAL WORKERS THIS QUARTER IN EXCESS OF $25,700.00 FOR THIS CALENDAR YEAR: (See Instructions.)	(Drop cents)	0.00
7.	TAXABLE WAGES: (LINE 5 MINUS LINE 6)	(Drop cents)	0.00
8.	TAX DUE: (Multiply Line 7 by 1.500%)		0.00
	ENTER THE LARGER OF:
9.	ADD 0.00% OF TAX DUE TIMES THE NUMBER OF MONTHS (OR PORTION THEREOF) AFTER DUE DATE
	LATE -OR-
	PENALTY: $0.00 TIMES THE NUMBER OF MONTHS (OR PORTION THEREOF) AFTER DUE DATE		0.00
10.	TOTAL DUE FOR THIS QUARTER: (LINE 8 PLUS LINE 9)		0.00
11.	PRIOR BALANCE: SUBTRACT CREDIT AND/OR ADD BALANCE DUE: (ATTACH SUPPORTING DOCUMENTS.)		0.00
12.	TOTAL AMOUNT DUE: (Check box if payment was made by E.F.T.) Make checks payable to: IDAHO DOL		0.00
		1ST MONTH IN QUARTER	2ND MONTH IN QUARTER	3RD MONTH IN QUARTER
13.	NUMBER OF WORKERS IN THE PAY PERIOD THAT INCLUDED THE 12TH OF THE MONTH. IF NO EMPLOYEES, ENTER ZERO. DO NOT LEAVE MONTHS BLANK.	0	0	0
***	CHECK THE FOLLOWING BOX IF YOU HAVE SUBMITTED THE WAGE REPORT ON TAPE OR DISKETTE RATHER THAN ON THE REVERSE SIDE (FORM TAX026).			/x/
I CERTIFY THAT THE INFORMATION ON THIS REPORT IS TRUE AND CORRECT UNDER CRIMINAL PENALTY PROVISIONS OF THE IDAHO CODE SECTION 72-1371 /s/ E SLOUSTCHER 10/06/01 925-737-3151 Signature Date Phone Number

SUPPORT YOUR IDAHO NATIONAL GUARD AND RESERVES

OFFICE USE ONLY DATE RECEIVED OR POSTMARKED NO 26 / /
PowerTax Facsimile Tax Return Form: ID_020_026_00
11/15/2001 05:45:48 PM

PRO 958 IDAHO TAX WITHHOLDING RETURN

ACCOUNT NO.	FROM	TO
000811553	7-16-2001	10-15-2001
RETURN DUE ON OR BEFORE
10-31-2001

ETOYS DISTRIBUTION LLC
12200 W. Olympic Blvd
Los Angeles CA

MAIL TO: PO BOX 78 BOISE ID 83707-0076

/x/	Payment made by EFT			R002550 7-23-96	E.C.	R.C.
/ /	Mailing address change	/ /	Cancel Account
1.	Idaho payroll				0
2.	State tax withheld (first period)				0
3.	State tax withheld (second period)				0
4.	State tax withheld (last period)				0
5.	Total tax withheld					0
6.	Payments					0
7.	Amount due					0
8.	Adjustments					0
9.	Penalty					0
10.	Interest					0
11.	Total due					0
541959013 000811553 ETOY 09 1001 S 58 8

I do hereby swear or affirm that information is true and correct to the best of my knowledge.
Authorized Signature                                      Date
 /s/ E SLOUSTCHER                        10/31/2001

PowerTax Facsimile Tax Return Form: IDY958	11/15/2001 05:45:50

EMPLOYMENT SECURITY COMMISSION OF NORTH CAROLINA P.O. BOX 26504 RALEIGH, NC 27611-8504	EMPLOYER'S QUARTERLY TAX AND WAGE REPORT	11111

	QUARTER ENDING	DUE DATE	ACCOUNT NUMBER
PLEASE TYPE THIS REPORT	09/30/2001	10/31/01	0238022

			QTR/YR
	TAX RATE	0.01200	3/01

								1ST MONTH	2ND MONTH	3RD MONTH
ETOYS DISTRIBUTION LLC 12200 W. Olympic Blvd Los Angeles CA 90064						1.	NUMBER OF COVERED WORKERS WHO WORKED DURING OR RECEIVED PAY FOR THE PAYROLL PERIOD WHICH INCLUDES THE 12TH OF THE MONTH	0	0	0
						2.	WAGES PAID THIS QUARTER SUBJECT TO THE LAW	0.00
						3.	LESS: EXCESS WAGES	0.00
FOR AGENCY USE ONLY						4.	WAGES SUBJECT TO TAX	0.00
CK AMOUNT		DATE	COLL		INITIAL	5.	TAX DUE FOR THIS QUARTER	0.00
			YES / /	NO / /		6.	INTEREST (.005 PER MONTH AFTER DUE DATE)	0.00
R/CK	LFP-W		LPP-W			7.	PENALTY—LATE FILING	0.00
THIS REPORT MUST BE FILED BY THE DUE DATE TO AVOID PENALTIES AND INTEREST						8.	PENALTY—LATE PAYMENT 54-1959013	0.00
						9.	AMOUNT OF REMITTANCE PAYABLE TO:	0.00
						EMPLOYMENT SECURITY COMMISSION

OUR RECORDS SHOW YOUR FEDERAL TAX NUMBER AS                     . IF INCORRECT, ENTER CORRECT

NUMBER HERE:                 . IF ANY CHANGES OCCURRED IN THE OWNERSHIP, TELEPHONE NUMBER OR ADDRESS, COMPLETE FORM NCUI 101-A.

	10. SOCIAL SECURITY NUMBER	11. EMPLOYEE NAME	12. SEASONAL	13. WAGES PAID THIS QUARTER

RETURN

		Wage Detail On Tape

THIS

FORM

		14. PAGE TOTAL		0.00

THE INFORMATION CONTAINED IN THIS REPORT IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE

SIGNATURE	/s/ E SLOUSTCHER	TITLE	PROBUSINESS/ATTORNEY-IN-FACT	TELEPHONE NUMBER	925-737-3151	DATE	10/06/01

PowerTax Facsimile Tax Return Form: NC_10197	11/15/2001 05:45:54 PM

NC-5Q (97) 10-99	Quarterly Income Tax Withholding Return North Carolina Department of Revenue
Business Name and Address		Account ID
ETOYS DISTRIBUTION LLC		600268101
12200 W. OLYMPIC BLVD		Date Quarter Ended
07 01 01
LOS ANGELES	CA 90064	Due Date
09 30 01
For Semi-Weekly Payers
1.	Total tax required to be withheld (From Line IV on reverse)	0 00
2.	Total payments to North Carolina for quarter	0 00
3.	If Line 1 is more than Line 2, subtract and enter underpayment	0 00
Do not send payment with this form. Payment must be accompanied by Form NC-5PX Payment Voucher.
4.	If Line 1 is less than Line 2, subtract and enter overpayment. The overpayment will be refunded as soon as possible

MAIL TO: North Carolina Department of Revenue, Post Office Box 25000, Raleigh, North Carolina 27640-0605

Signature:	/s/ E SLOUSTCHER	Date:	10 31 2001

I certify that, to the best of my knowledge, this return is accurate and complete.
Title:	PROBUSINESS/ATTORNEY-IN-FACT	Phone:	925 737 3151

PowerTax Facsimile Tax Return Form: NC_NC5Q_00	11/15/2001 05:45:54 PM

VIRGINIA EMPLOYMENT COMMISSION EMPLOYER'S QUARTERLY TAX REPORT 09302001OC 32001000616400502500000000000
ETOYS DISTRIBUTION LLC
12200 W. Olympic Blvd
00200616400532001
Los Angeles CA 90064
TAX REPORT FOR QUARTER ENDING	SEP 30, 2001	TO AVOID PENALTY FILE REPORT BY	OCT 31, 2001
INDUSTRY	AREA	ACCOUNT NO.	VEC USE ONLY	FEDERAL ID	TAX RATE
		000616400 5	YES	541959013	0.02500
			1ST MO.	2ND MO.	3RD MO.
A.	For each month, report the total number of covered employees (full and part-time) who worked during or received pay for any part of the payroll period which includes the 12th of the month. If none enter zero (0).		23	2	0
B.	1.	TOTAL WAGES paid this quarter. If no wages were paid during this quarter, write "none" on lines 1, 3, & 4 and return this form.	6584052
	2.	WAGES paid during quarter to each employee in excess of $8,000 since January 1. See instructions.	6584052
	3.	WAGES subject to tax. Line 1 minus line 2.	000
	4.	TAX—Multiply total of line 3 by tax rate shown above.	000
	5.	TAX OVERPAYMENT—per Form VEC-AC-7—SUBTRACT. (SEE INSTRUCTIONS)	000
	6.	INTEREST—COMPUTED ON TAX (Line 4)-at rate of 1.5% per month from due date.	000
	7.	PENALTY—$30 for each report filed after due date. (SEE INSTRUCTIONS)	000
	8.	Delinquency Due from prior quarters (if not recently paid). Interest included up to the due date of this report	000
	9.	TOTAL AMOUNT DUE (Add lines 4, 6, 7 & 8. Subtract line 5). Mail your check, coupon, and this report to VEC, P.O. Box 27483, Richmond, VA 23261-7483.	000

CERTIFICATION

I (or we) certify that the information contained in this report required by the Virginia Unemployment Compensation Act is true and correct and that no part of the tax reported was, or is to be, deducted from the worker's wages. In the event any unemployment tax or reimbursable payments are unpaid on the date they are due and payable, I (or we) am (or are) liable for any late penalty, interest, as well as all fees and civil action costs incurred in their collection, in addition to the unpaid taxes or reimbursable payments.

/s/ E. SLOUSTCHER Signature	ATTORNEY-IN-FACT Title	10/08/01 Date
925-737-3151 Employer's telephone number	Bookkeeper's telephone number
ORIGINAL—RETURN TO COMMISSION INSTRUCTIONS ON REVERSE OF EMPLOYER'S COPY	EQUAL OPPORTUNITY EMPLOYER/PROGRAM. AUXILIARY AIDS AND SERVICES ARE AVAILABLE UPON REQUEST TO INDIVIDUALS WITH DISABILITIES.	VEC-FC-20 (9/95)
PowerTax Facsimile Tax Return Form: VAYFC20CON	11/15/2001 05:45:58

In re: eToys Distribution LLC	eToys Distribution LLC Accounts Payable Aging Report As of October 31, 2001	Case No. 01-00707 (MFW)
	Current	1-30	31-60	61-90	>90		TOTAL
ADELPHIA	0.00	0.00	0.00	0.00	3.06		3.06
ASCOM HASLER LEASING	0.00	0.00	0.00	0.00	585.04		585.04
ASCOM HASLER MAILING SYSTEMS, INC.	0.00	178.70	0.00	0.00	0.00		178.70
BTI	0.00	0.00	0.00	0.00	4,076.97		4,076.97
DOMINION VIRGINIA POWER	15,206.74	0.00	0.00	0.00	0.00		15,206.74
FIRST PIEDMONT	564.00	0.00	0.00	0.00	0.00		564.00
HIGHLAND PAGING, INC.	0.00	0.00	0.00	0.00	461.13		461.13
HOMESTEAD MATERIALS HANDLING	0.00	0.00	0.00	0.00	3,018.89	(1)	3,018.89
LEASING TECHNOLOGIES INT'L, INC.	0.00	0.00	0.00	0.00	39,190.00	(1)	39,190.00
PACIFIC BELL	0.00	0.00	0.00	0.00	382.97		382.97
RAYMOND LEASING CORPORTATION	0.00	0.00	0.00	0.00	27,958.79	(1)	27,958.79
RUSSELL A. FARROW LTD	0.00	0.00	0.00	0.00	265.50		265.50
VERIZON—PO BOX 17398	0.00	0.00	0.00	0.00	43.14		43.14
VERIZON—PO BOX 17577	0.00	0.00	0.00	0.00	52.73		52.73
WASTE MANAGEMENT	0.00	101.70	0.00	0.00	0.00		101.70
XEROX CORPORATION	0.00	0.00	0.00	0.00	1,490.20	(1)	1,490.20

TOTAL	15,770.74	280.40	0.00	0.00	77,528.42		93,579.56

Notes:

(1)
Lease—Of the $77,528.42 in the > 90 day column, $71,657.88 represents post-petition lease payments which are the subject of ongoing negotiations and motions for allowance of administrative claims.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	10/01/01-10/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$299,376.24
(+) Amounts billed during the period
(-) Amounts collected during the period (Note 1)	$891.67
Total Accounts Receivable at the end of the reporting period	$298,484.57

Accounts Receivable Aging	Amount
0-30 days old
31-60 days old	$—
61-90 days old	$—
91 + days old	$298,484.57
Total Accounts Receivable	$298,484.57
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$298,484.57

DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers comensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

Note 1—Accounts receivable amounts collected during October 2001 were deposited in a bank account of eToys, Inc. (Case No. 01-00706) and, accordingly, are reflected on that Debtor's MOR-1 Schedule of Cash Receipts and Disbursements.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: eKids, Inc.	Case No. 01-00708 (MFW) Reporting Period: 10/01/01-10/31/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	11/16/01 Date
BARRY GOLD Printed Name of Authorized Individual	CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

eKids, Inc., debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the united States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 10/01/01-10/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total
CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS—SWEEP ACCOUNT				0.00
TRANSFERS—UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 10/01/01-10/31/01

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE

(+) DEPOSITS IN TRANSIT (attach list)

(-) OUTSTANDING CHECKS (attach list)

OTHER (attach list)

ADJUSTED BANK BALANCE

*
Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date Amount	Date Amount	Date Amount	Date Amount
	None	None

CHECKS OUTSTANDING	Ck# Amount	Ck# Amount	Ck# Amount	Ck# Amount

Total Outstanding Checks	$—

OTHER

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 10/01/01-10/31/01

MOR-2
STATEMENT OF OPERATIONS
(Income Statement)

NOT APPLICABLE

    The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

	MONTH	FILING TO DATE
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 10/01/01-10/31/01

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned bur for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 10/01/01-10/31/01

MOR-3
BALANCE SHEET

    NOT APPLICABLE

ASSETS	MONTH October 31, 2001	MONTH
Cash (Unrestricted)	NOT APPLICABLE

Cash (Restricted)

Accounts Receivable (net)

Inventory

Notes Receivable

Prepaid Expenses

Other (Attach List)

Total Current Assets

Real Property & Improvements

Machinery & Equipment

Furniture, Fixtures & Office Equipment

Vehicles

Leasehold Improvements

Less: Accumulated Deprec/Depletion

Total Property, Plant & Equipment

Liabilities not subject to compromise (Postpetition Liabilities)

Accounts payable

Taxes Payable

Notes payable

Professional Fees

Secured Debt

Due to Affiliates & Insiders

Other (Attach List)

Total postpetition Liabilities

Liabilities subject to compromise (Postpetition Liabilities)

Secured Debt-Per Plan

Priority Debt-Per Plan

Unsecured Debt-Per Plan

Other (Attach List)-Per Plan

Total Prepetition Liabilities

Total Liabilities

Equity

Common Stock

Retained Earnings (Deficit)

Total Equity (Deficit)

Total Liabilities & Owner's Equity

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 10/01/01-10/31/01

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Other Current Assets

NOT APPLICABLE

Other Assets

LIABILITIES AND DOWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 10/01/01-10/31/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re: eKids, Inc.	Case No. 01-00708 (MFW) Reporting Period: 10/01/01-10/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE (Not Applicable)
Must be completed each month	Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: PMJ Corporation	Case No. 01-00709 (MFW) Reporting Period: 10/01/01-10/31/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

   Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

   I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD	11/16/01
Signature of Authorized Individual	Date
BARRY GOLD	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

PMJ Corporation, debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the united States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	PMJ Corporation	Case No. 01-0709 (MFW)
	Debtor	Reporting Period 10/01/01-10/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total

CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00

CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS—SWEEP ACCOUNT				0.00
TRANSFERS—UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00

DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00

NET CASH FLOW	0.00	0.00	0.00	0.00

CASH END OF MONTH		0.00	0.00	0.00

THE FOLLOWING SECTION MUST BE COMPLETED
TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 10/01/01-10/31/01

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

    * Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks		$—

OTHER

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 10/01/01-10/31/01

MOR-2
STATEMENT OF OPERATIONS
(Income Statement)

NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	MONTH	FILING TO DATE
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 10/01/01-10/31/01

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE
OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

    Reorganization Items-Interest Earned on Accumulated Cash From Chapter 11

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 10/01/01-10/31/01

MOR-3
BALANCE SHEET

NOT APPLICABLE

ASSETS	MONTH	MONTH
NOT APPLICABLE
Cash (Unrestricted)
Cash (Restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets
Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 10/01/01-10/31/01

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Downer Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 10/01/01-10/31/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

FEDERAL	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

    Explain how and when the Debtor intends to pay any past-due postpetition debts.

*
"Insider" is defined in 11 U.S.C. Section 101 (31).

In re: PMJ Corporation	Case No. 01-00709 (MFW) Reporting Period: 10/01/01-10/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period

(+) Amounts billed during the period

(-) Amounts collected during the period

Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0-30 days old

31-60 days old

61-90 days old

91 + days old

Total Accounts Receivable

Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

QuickLinks

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE OFFICE OF THE US TRUSTEE – REGION 3
MOR-1 Cont'd BANK RECONCILIATIONS
MOR-1 Cont'd BANK RECONCILIATIONS
STATEMENT OF OPERATIONS (MOR-2) March 7 through October 31, 2001 and One Month Ended October 31, 2001 UNAUDITED
Balance Sheet (MOR-3) As of September 30, 2001 UNAUDITED
Notes to Unaudited Financial Statements (MOR – 2, 3) As of October 31, 2001 UNAUDITED
MOR-4 STATUS OF POSTPETITION TAXES
SUMMARY OF UNPAID POSTPETITION DEBTS
MOR-5 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
DEBTOR QUESTIONNAIRE
UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE OFFICE OF THE US TRUSTEE—REGION 3
MONTHLY OPERATING REPORT File with Court and submit copy to United States Trustee within 20 days after end of month
CASH DISBURSEMENTS October 2001
Statement of Operations (MOR-2) March 7 through October 31, 2001 and One Month Ended October 31, 2001 UNAUDITED
Statement of Operations (MOR-2) March 7 through October 31, 2001 and One Month Ended October 31, 2001 UNAUDITED
Notes to Unaudited Financial Statements (MOR-2, 3) As of October 31, 2001 UNAUDITED
SUMMARY OF UNPAID POSTPETITION DEBTS